                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 9, 2004

                             ALAMOSA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    000-32357                 75-2890997
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                     5225 S. Loop 289, Lubbock, Texas, 79424
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                           ---------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2004, Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"),
A-Co. Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of
Alamosa ("Merger Sub") and AirGate PCS, Inc., a Delaware corporation ("AirGate")
entered into an Agreement and Plan of Merger (the "Merger Agreement"). The
description of the Merger Agreement set forth below is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein in its entirety.

Pursuant to the Merger Agreement, AirGate will merge (the "Merger") with and into Merger Sub with Merger Sub surviving. Under the terms of the Merger
Agreement, AirGate shareholders will receive 2.87 Alamosa shares for every share of AirGate common stock they hold. In addition, AirGate shareholders will have the option to elect cash consideration (the "Per Share Cash Consideration") in place of Alamosa stock, up to an aggregate amount of $100 million, with the per share cash consideration based on the average closing price of Alamosa stock in the ten trading days prior to the completion of the transaction multiplied by
2.87 (the "Per Share Amount"). The Per Share Cash Consideration is subject to proration to ensure that Alamosa exchanges no more than $100 million in aggregate cash consideration.

Immediately prior to the effective time of the Merger, all outstanding options for AirGate Common Stock will become vested in full and AirGate will pay the holders an amount in cash equal to the number of shares of AirGate Common Stock issuable thereunder times the amount, if any, by which the Per Share Amount exceeds the exercise price of the options. All outstanding restricted stock units ("RSUs") will be terminated and AirGate will pay the holder an amount in cash equal to the Per Share Amount for each RSU held. Outstanding warrants for
AirGate's common stock will become exercisable for Alamosa common stock and cash in the same proportion as AirGate's shareholders receive in the aggregate in the
Merger.

The completion of the Merger is subject to various customary closing conditions, including obtaining the approval of AirGate's and Alamosa's stockholders, the expiration of the applicable waiting period under the Hart-Scott-Rodino
Anti-Trust Improvements Act of 1974 and the consent of Sprint PCS. In the event of a termination of the Merger Agreement under certain circumstances, AirGate or
Alamosa may be required to pay the other a termination fee as set forth in the
Merger Agreement.

AirGate and Almosa have made customary representations and warranties in the
Merger Agreement.

Pursuant to the Merger Agreement, Alamosa has agreed to assume AirGate's obligations with respect to certain currently effective registration statements covering AirGate's outstanding Notes (as defined below) and warrants.

In addition, the Indentures (the "Indentures") governing AirGate's outstanding
9 3/8% Senior Subordinated Discount Notes due 2009 and its First Priority Senior
Secured Floating Rate Notes due 2011 (together, the "Notes"), provide that
AirGate may be required to effect a repurchase offer of such Notes upon a change of control of AirGate. Pursuant to the Merger Agreement, Alamosa has agreed that it shall, or shall cause Merger Sub, to effect such repurchase offers, if so required by the Indentures.

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STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING
THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Alamosa and AirGate, without charge, at the Securities and
Exchange Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange
Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained without charge, when they become available, by directing a request to Alamosa Holdings, Inc., 5225 S. Loop 289,
Lubbock, Texas 79424, Attention: Jon Drake (806-722-1100); or AirGate PCS, Inc.,
Harris Tower, 233 Peachtree Street, N.E. Suite 1700, Atlanta, Georgia 30303,
Attention: Bill Loughman (404-525-7272).

The respective directors and executive officers of Alamosa and AirGate and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Alamosa's directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by Alamosa on April 23, 2004, and information regarding
AirGate's directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by AirGate on March 5, 2004.
Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
Number             Description
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Exhibit 2.1        Agreement and Plan of Merger among Alamosa Holdings, Inc.,
                   A-Co. Merger Sub, Inc. and AirGate PCS, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2004

                                      ALAMOSA HOLDINGS, INC.

                                      By: /s/ Kendall W. Cowan
                                         ------------------------
                                            Kendall W. Cowan
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description
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Exhibit 2.1        Agreement and Plan of Merger among Alamosa Holdings, Inc.,
                   A-Co. Merger Sub, Inc. and AirGate PCS, Inc.